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  EQUITY OVERVIEW: SAFLINK CORPORATION                              Exhibit 99.1
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                               INVESTOR'S BRIEF

                                                    Industry: Biometric Software
[LOGO OF       Ticker: SFLK (OTC BB)                  Micro Cap- Emerging Growth
SafLINK        Closing price (5/1/02): $1.43
CORPORATION]

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CORPORATE BUSINESS DESCRIPTION
SAFLINK has positioned itself to take advantage of the current climate of heightened security concerns and anticipated growth in the biometric security market. The Company has established significant contracts with strategic partners, reduced operating costs, and developed a leadership position in the emerging biometric information security industry. With more than ten years of experience in the business of developing and deploying biometric technologies, SAFLINK has established itself as one of the industry's most credible and authoritative providers of biometric solutions to government organizations and commercial enterprises. SAFLINK's biometric software products replace vulnerable passwords to deliver greater security, enhanced convenience, and lower operational cost. The Company also resells biometric hardware from several leading vendors and offers installation and maintenance services. The Biometrics industry is expected to grow from $400 million in 2000 to $2 billion in 2005 (International Biometrics Group). These estimates may prove conservative in light of the recent tragedy and the U.S. government's new leadership in promoting the protection of critical infrastructures from unauthorized access. The recent tragic events of September 11 have galvanized the world's awareness of the importance of new technology tools for securing access to buildings and information systems. Authorities at power plants, government agencies, telecommunications companies, healthcare companies, and financial institutions are now motivated to take more effective steps to tightly control access to their sensitive data. Protection of critical information systems will likely be a key component of the "Homeland Defense" policies emerging in the wake of the attacks.

RECENT COMPANY HIGHLIGHTS
..    March/April 2002: two major product releases
..    February 2002: sales of evaluation packages in 2002 increases dramatically, surpasses total shipped over previous two years; partnerships with additional hardware manufacturers; number of supported devices reaches 17
..    January 2002: completed $6 million financing; paid off or converted outstanding debt
..    December 2001: entered contract with the city of Stockholm for 5,000 users
..    November 2001: secured a major contract with one of the nation's largest financial services institution
..    October 2001: reorganized and expanded sales units
..    September 2001: released new products & product enhancements; partnered with Passlogix to deliver powerful single sign-on solution that streamlines network and application access
..    July 2001: refocused efforts on enterprise solutions, which have the greatest potential for near-term market acceptance and revenue
..    June 2001: Glenn Argenbright appointed as new CEO & President. Cut expenses by reducing workforce by 42%; completed $8 million financing through private offering

---------------------------------------------------------------
Corporate Headquarters             Corporate Officers
11911 NE 1st Street                Glenn L. Argenbright
Suite B-304                        President and CEO
Bellevue, WA 98005                 Greg C. Jensen
Phone: (800) 762-9595              Chief Technology Officer
Fax: (425) 278-1300                Ann M. Alexander
Web: www.saflink.com               COO, Corporate Secretary
     ---------------
Investor Relations:                Walter G. Hamilton
(425) 278-1100                     VP Business Development
InvestorRelations@saflink.com      Joshua M. Grantz
-----------------------------
                                   Vice President of Sales
---------------------------------------------------------------

MARKETING
The Company's sales efforts are focused into three areas - Channel Sales, Federal Sales, and Direct Sales. Channel Sales represent those opportunities spawned by the efforts of distributors, resellers, sales agents, and the cooperative efforts of strategic partners like Computer Associates, Novell, and Passlogix. The Channel Sales process leverages the strength, established brand, and market position of both CA and Novell as well as the local presence of distributors and reseller partners. Channel Sales opportunities are frequently initiated through the efforts of direct sales personnel at CA or Novell. SAFLINK's business development team manages these two key strategic partner relationships. Federal Sales represents both direct and indirect sales opportunities limited in scope to organizations and agencies of the U. S. federal government. In light of increased federal government interest in the Company's products and services, SAFLINK has hired a manager for its government sector business and plans to aggressively pursue these opportunities both directly and through established federal system integrators. The Direct Sales group is tasked with identifying, qualifying, and closing clients in the large-scale enterprise marketplace. The team focuses primarily on opportunities for commercial enterprise networks based on Microsoft Windows NT/2000 servers and Microsoft's Active Directory. SAFsolution, SAFLINK's Microsoft Windows(R) solution, has been completely reengineered to facilitate the Company's Direct Sales strategy, which offers better margins, shorter sales cycles, and increased market opportunity.

PRODUCT OFFERINGS
SAFLINK's biometric security software products are built around an industry standards-based open systems application programming interface (API) standard that simplifies the integration, interchange and interoperability of multiple biometric devices and products. All SAFLINK products allow computer users to access their networks and secured data using their fingerprint, iris, voiceprint, or facial contour instead of vulnerable passwords.

SAFSOLUTION
SAFsolution: Windows Workstation replaces passwords with biometric authentication, a more reliable form of identity verification. SAFsolution is a standalone product that is designed to install on any computer running Windows(R) 98, 2000, or XP Professional. It enables biometric access to local machines and LAN-based networks, and works with a wide variety of biometric hardware devices.

SAFMODULE
SAFmodule for NMAS is a qualified authentication method bringing biometric authentication to Novell eDirectory(R) networks by coupling SAFLINK's proven multi-biometric security components with the Novell Modular Authentication Service (NMAS(TM)). This product has been tested and approved by Novell.

SAFACCESS
SAFaccess is a CA Smart(TM) certified add-on to Computer Associates eTrust(TM) Single Sign-on (SSO). eTrust SSO offers single password access to a variety of applications by simplifying the way users interact with a set of secured applications. SAFaccess takes this solution one step further, replacing the single password with a biometric credential.

SAF2000
SAF2000 offers Microsoft Windows(R) 2000/NT users the added security and convenience of biometric authentication during network logon and when unlocking a locked workstation. For the network administrator, SAF2000 extends Windows administrative tools to permit central management of biometric credentials for domain users.

This Investor's Brief contains statements and information about management's view of SAFLINK's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from historical results or those anticipated by SAFLINK. Some of the uncertainties that may affect future results are discussed in more detail at the end of this document and in the Company's filings with the Securities and Exchange Commission.

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                               COMPANY OVERVIEW

SAFLINK Corporation, based in Bellevue, Washington, brings "The Power of Biometric Authentication"(TM) to workstations and enterprise networks. SAFLINK was founded in 1991 and is a public company with its stock currently traded on the OTC Bulletin Board exchange under the symbol SFLK.

SAFLINK provides cost-effective biometric software solutions that protect the security of business and personal information through the use of biometric authentication. Its products are designed to eliminate the problems associated with password management by measuring human characteristics such as voiceprint, fingerprint, iris pattern, and facial contours, which are virtually impossible to duplicate. This type of authentication makes it more convenient for end-users to access their computer accounts, while improving account security.

SAFLINK offers a range of multi-biometric security software products that enable biometric logon to computer workstations, networks, and enterprise single sign-on systems. Its products are based on open-systems industry standards and support more than 18 different types of biometric devices. This variety provides a great deal of flexibility in terms of system design, while ensuring that customers will be able to upgrade their systems to incorporate new hardware technologies, if needed.

SAFLINK offers enterprise client/server software solutions that are designed to integrate seamlessly into the most popular network security platforms provided by Microsoft, Novell and Computer Associates. By replacing passwords with strong authentication through biometrics, companies can realize significant cost savings by reducing the administrative costs associated with resolving password related problems, while protecting the security of their information assets. Further information can be found on the Company's Web site at http://www.saflink.com.
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                               INDUSTRY ANALYSIS

                                                          "Seventy percent of
                                                        unauthorized access to
                                                        information systems is
                                                       committed by employees."

As companies move further into the information age, the value of electronic assets will continue to increase. With the advent of the Internet, mobile computing, 3/rd/ generation cell phones, and corporate intranets, the threats to the security of these assets has increased exponentially. There is a clear need for an increased level of information security at an affordable price. In a recent industry report/1/, the Gartner Group research firm estimated that more than 70% of unauthorized access to information systems is committed by employees, and that more than 95% of these intrusions result in significant financial loss.

Since biometric signatures such as fingerprints or iris patterns are virtually impossible to duplicate--and cannot be lost or forgotten unlike traditional text-based passwords--they are becoming the method of choice for protecting an organization's electronic assets. Biometric security is no longer reserved for spy films or top-secret government agencies. Quantum leaps in hardware and software technology have made biometrics a viable, cost-effective security solution.

While the biometric industry has been steadily growing over the past 10 years, the tragic events of September 11/th/ brought an awareness of the need for increased security in our society. With this awareness has come a great deal of interest in biometric security, because of the administrative cost-savings, user convenience, and high level of protection it affords. The Gartner Group recently estimated that enterprise spending on security will increase worldwide by a factor of two to three within the next 2-3 years, and by a factor of 10 by the end of the decade.

In another report on biometrics/2/, IDC suggests that the need to protect critical infrastructure will drive an increase in corporate and government security budgets. In addition, IDC expects increased cooperation between government and industry in the development of physical and electronic security systems. Eventually, this cooperation will likely result in the creation of minimum-security standards for most industries. Since SAFLINK has deep, long-standing relationships with a number of government agencies (e.g. the development of HAAPI, the first biometric industry standard, for the National Security Agency) management believes the company is ideally positioned to capitalize on this trend.

______________________________

/1/ The Gartner Group, 2001
/2/ The International Data Corporation, 2001

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EQUITY OVERVIEW: SAFLINK CORPORATION
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                           INDUSTRY ANALYSIS, Cont.

MARKET OPPORTUNITY:
INFRASTRUCTURE SECURITY

Based on market estimates from IDC, the infrastructure security market will grow at a rate of 23% per year--from $5.1B in 2000 to $14.6B in 2005. This forecast was developed prior to the events of September 2001. As a result of these events, IDC anticipates that many businesses will implement the software infrastructure and business practices needed to cope with security threats at a much faster pace. IDC believes security systems that provide information verification, authentication, protection, and detection will be primary growth areas. IDC also suggests that this trend will be followed by a large increase in infrastructure, tools, and applications to advance connectivity of all kinds.

                                                                         [GRAPH]

[GRAPH]

MARKET OPPORTUNITY: BIOMETRICS

The total commercial market for biometrics was estimated at $400 million in 2000, according to an International Biometrics Group (IBG) study published in April 2001. The study estimates that the biometrics industry will reach approximately $2 billion in revenues by 2005. This estimate may prove conservative in light of September 11th and the U.S. government's efforts to protect critical infrastructures from unauthorized access. SAFLINK believes that the fastest growing sector will be in computer and network security, the Company's primary focal point.

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EQUITY OVERVIEW: SAFLINK CORPORATION
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                              INVESTMENT HIGHLIGHTS

            SAFLINK STOCK PERFORMANCE, FEBRUARY 1-APRIL 30, 2002/3/
                                    [CHART]


MARKET SUMMARY
52- Week High                       $3.50
52 Week Low                         $0.56
Shares Outstanding                  12.8M
Series E Preferred                  03.7M

COMPANY HIGHLIGHTS
..    March/April 2002: 2 major product releases
..    March 2002: Over 4000 new leads collected in the previous 90 days
..    February 2002: new Direct Sales channel providing solid results--sales of evaluation packages in 2002 increases, surpassing total packages sold over prior 2 years. Also partnered with additional hardware manufacturers; number of supported devices reaches 17
..    January 2002: completed $6 million financing; paid off or converted outstanding debt
..    December 2001: contract with the city of Stockholm for 5,000 users
..    November 2001: entered a major contract with one of the nation's largest financial services institution
..    October 2001: reorganized and expanded sales units
..    September 2001: released new products & product enhancements; partnered with Passlogix to deliver powerful single sign-on solution that streamlines network and application access
..    July 2001: refocused sales efforts on enterprise solutions, which have the greatest potential for near-term market acceptance and revenue; cut expenses by reducing workforce by 42%
..    June 2001: Glenn Argenbright appointed as new CEO & President, brings a successful background in the Technology and Venture Capital Markets. Glenn creates new, experienced management team - seasoned leaders with track record in the software and biometric industry. Also completed $8 million financing
..    March 2001: secured 5-year contract with St. Vincent Hospital for 5,000 users


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/3/ Source: BigCharts.com

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                                SOFTWARE PRODUCTS

SAFSOLUTION: WINDOWS WORKSTATION
SAFsolution: Windows Workstation replaces passwords with biometric authentication, a more reliable form of identity verification. Users concerned with information security or remembering passwords will likely find this product a convenient, easy-to-install alternative to traditional text-based passwords. SAFsolution is designed to install on any computer running Windows(R) 98 or XP Professional. It enables biometric access to local machines and LAN-based networks, and works with a wide variety of biometric devices (available separately from SAFLINK).
[PHOTO]

[PHOTO]
SAF2000
SAF2000 offers Microsoft Windows(R) 2000/NT users the added security and convenience of biometric authentication during network logon and when unlocking a locked workstation. For the network administrator, SAF2000 extends the familiar Windows administrative tools to permit the central management of biometric credentials for domain users. SAF2000 also includes a simple toolkit designed to enable the application developer to embed biometric authentication within an application for non-repudiation of transactions.

SAFMODULE
SAFmodule for NMAS brings secure biometric identification to Novell eDirectory(TM) networks by coupling SAFLINK's proven security framework with Novell's Novell Modular Authentication Service (NMAS(TM)) security framework. Together, these two complimentary solutions offer both security and ease of use. SAFmodule for NMAS has been tested and qualified by Novell, and is shipped with Novell's standard NMAS software.
[PHOTO]

[PHOTO]
SAFACCESS
SAFaccess for Computer Associates eTrust(TM) Single Sign On (SSO) product takes SAFLINK's proven authentication security framework and tightly integrates it with Computer Associates' eTrust SSO. The result is an integrated environment offering SSO users a variety of authentication options. System implementers can choose between finger, face, voice, and iris verification, and have the option of combining biometric security with a smart card or proximity card for added convenience and security. SAFaccess has been certified as an authorized Computer Associates solution through its CA Smart(TM) program.

SAFAUTHENTICATOR
Confusion over multiple passwords and usernames has created a need for more convenient authentication solutions, such as v-GO Single Sign-On (SSO) software. SAFLINK believes biometric authentication is the natural evolution of this technology, because it provides a more secure, robust, and scalable option than passwords. SAFauthenticator brings biometric authentication to the v-GO SSO authentication management process. By combining SAFauthenticator with any other compatible SAF(TM) Product, such as SAFmodule for NMAS or SAFsolution: Windows Workstation, users may eliminate the inconvenience of multiple sign-on screens and passwords without compromising system security.


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/3/ Source: BigCharts.com

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                                MANAGEMENT TEAM

GLENN L. ARGENBRIGHT
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Glenn L. Argenbright joined SAFLINK in June 2001 as President and Chief Executive Officer. Prior to joining SAFLINK Mr. Argenbright served as President and Chief Executive Officer of Jotter Technologies, a high-technology software firm. Jotter Technologies was acquired by SAFLINK in December 2000. From May 1998 to November 1999, Mr. Argenbright served as the President and Chairman of the board of Spotlight Interactive, Inc. a Web-incubator and venture capital firm. From February 1999 to August 1999, while working for Spotlight, Mr. Argenbright served as director of and consultant to Today's Communications Inc., a provider and aggregator of Web content. From May 1998 to February 1999, Mr. Argenbright was a Director and Executive Vice President of Intelligent Communications, Inc. (Intellicom), a company providing high-speed Internet access over satellite. From April 1997 to April 1998, Mr. Argenbright was President and Chief Executive Officer of Internet Extra Corporation, a Web hosting company that owned and operated certain Web properties. Mr. Argenbright served on Internet Extra Corporation's board of directors. From September 1997 to February 1998, Mr. Argenbright served as President and director of Internet Extra Media Placement (which later changed its name to Mediaplex), an online advertising subsidiary of Internet Extra. From January 1995 to April 1997, Mr. Argenbright served as President of FTM Marketing, a Los Angeles based marketing and promotions agency. Mr. Argenbright has also served on the boards of Directors on Internet Presence Providers, Internet Extra, CardZoo!, StarInsider, ProCheer and AIR, Inc. Mr. Argenbright received a B.A. from the University of California at San Diego and a J.D. from the University of San Diego.

ANN M. ALEXANDER
CHIEF OPERATING OFFICER AND CORPORATE SECRETARY

Ann M. Alexander joined SAFLINK in October 2000 as Vice President of Operations and was appointed Corporate Secretary in June 2001. Ms. Alexander was Director of Operations at vJungle.com from November 1999 to March 2000 and Director of Operations and Support a Continuex from October 1998 to June 1999. From May 1997 to September 1998, she was Regional Human Resource Manager with Starbucks Coffee Company and Project Manager in Customer Operations at AT&T Wireless Service from May 1996 to April 1997. Ms. Alexander is also a Principal at TMR, Inc., a Washington corporation providing consulting on human resources and organizational change management. From August 1987 to May 1995 she was a Senior Manager of Customer Account Services, at US West New Vector Group, Inc. Ms. Alexander received an M.A. in Organizational Design and Effectiveness from the Fielding Institute, Santa Barbara, California.

WALTER G. HAMILTON
VICE PRESIDENT BUSINESS DEVELOPMENT

Walter G. Hamilton joined SAFLINK as Director of Business Development in December 1995. Mr. Hamilton served as Vice President of Sales and Marketing from August 1999 through August 2000 and is currently Vice President of Business Development. Prior to joining SAFLINK, Mr. Hamilton was employed by Unisys Corporation and its successor, Loral Corporation, for 29 years. He served as Director of Business Development for the Defense Systems division of Unisys after holding various sales management and product management related assignments with both domestic and international responsibilities. Mr. Hamilton is a board member of the International Biometric Industry Association (IBIA), the official trade association of the biometrics industry. He is also a board member of The Biometric Foundation that is dedicated to research and education for biometric technologies. He is a frequent speaker on biometrics at technology and industry conferences.

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  EQUITY OVERVIEW:SAFLINK CORPORATION
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                                MANAGEMENT TEAM

GREGORY C. JENSEN
CHIEF TECHNOLOGY OFFICER

Gregory C. Jensen joined SAFLINK in August 1992 and has served as Chief Systems Engineer, Director of Technical Services, Vice President of Engineering, and is currently Chief Technology Officer. Prior to joining SAFLINK, Mr. Jensen was a Member of the Technical Staff of TRW, Inc., involved in the research and development of image processing, signal processing, high volume data storage, and high bandwidth data communication technologies. Mr. Jensen received a B.S. in Electrical Engineering from California Institute of Technology.

JOSHUA M. GRANTZ
VICE PRESIDENT OF SALES

Joshua M. Grantz joined SAFLINK in October 2001 as Vice President of Sales. Since August 1999, Mr. Grantz had been President and Chief Executive Officer of Develos, Inc., a company that provides web-based and wireless supply chain management solutions. From May 1999 to January 2001 Grantz was also the General Manager of Grantz Interactive Solutions, an e-marketing firm. From July 1997 to February 1998 Grantz was the Vice President of Sales and Online Marketing at Internet Extra Corporation. In August 1997, while at Internet Extra, Grantz Founded Internet Extra Media Placement and changed its name to Mediaplex, Inc., and from February 1998 to July 1999 acted as their Senior Vice President of Sales and Media. From February 1997 to July 1997, Grantz served as Senior Account Manager for WebConnect, Inc., an online media sales company. Mr. Grantz has also served on the boards of Directors on WebMunchies, Talulah G, Grantz Industries, and Develos. Mr. Grantz received two degrees in Journalism & Mass Media and in Communications from Rutgers College and the Rutgers University School of Communications, Information, and Library Studies, New Brunswick, NJ.

CATHY TILTON
DIRECTOR OF SPECIAL PROJECTS

Ms. Tilton is the Director of Special Projects at SAFLINK. She also chairs the steering committee of the BioAPI Consortium. She is active in the US Biometric Consortium, the International Biometric Industry Association (IBIA), ANSI X9F4, the Intel/Open Group CDSA Human Recognition Services (HRS) working group, the INCITS M1 committee, and formerly served as technical editor of the Human Authentication API.


This Investor's Brief contains statements and information about management's view of SAFLINK's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation statements regarding our expectations and beliefs about our ability to obtain the substantial financing we will need for our operations, our expectations and beliefs about the market and industry, our goals, plans, and expectations regarding our products and services and product development, our intentions and strategies regarding customers and customer relationships, our relationships with the software development community, our intent to continue to invest resources in research and development, our intent to develop relationships and strategic alliances, our beliefs regarding the future success of our products and services, our expectations and beliefs regarding competition, competitors, the basis of competition and our ability to compete, our expectations regarding future growth and financial performance, our expectations regarding licensing arrangements and our revenues, our expectations and beliefs regarding revenue and revenue growth, our expectations regarding our strategies and long-term strategic relationships, and our beliefs and expectations regarding our results of operation and financial position. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including our failure to obtain the substantial financing we will need for our operations on acceptable terms, or at all; our recurring losses from operations, our working capital deficit and our ability to continue as a going concern; the outcome of a lawsuit brought against us by International Interest Group, Inc.; the failure of the biometrics market to experience significant growth or broad acceptance of products in this market; the ability of a small group of stockholders to significantly influence our affairs; our ability to compete with competitors with greater financial and technical resources and greater ability to respond to market changes; our ability to take advantage of sales opportunities in the future given the reduction in our workforce of sales and marketing personnel; our new management structure and that many of our key executive officers have not held their positions for very long; the limited public market for our common stock as a result of our stock being delisted from the Nasdaq SmallCap Market ; our dependence on third parties for our product distribution; the limited number of customers from which our historic revenues have been derived; our ability to keep up with rapid technological change in the software industry; and our limited experience in doing business outside the United States and the application of Canadian laws or regulations not previously applicable to our business. Some of the uncertainties that may affect future results are discussed in more detail in our periodic filings with the SEC.

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